Exhibit 10.2

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is dated as of June 5, 2007, with effect as of June 1, 2007, by and between Lexington Realty Trust, a Maryland real estate investment trust (“LXP”), and The Lexington Master Limited Partnership, a Delaware limited partnership (“MLP”).

WITNESSETH:

WHEREAS, LXP is the owner of (i) certain limited partnership interests in the Lexington/Lion Venture L.P., a Delaware limited partnership (the “Partnership”), (all of the limited partnership interests in the Partnership owned by LXP are hereafter referred to as the “LP Interests”) issued pursuant to the Limited Partnership Agreement of the Partnership, dated October 1, 2003, as amended by three amendments that were effective as of (x) December 4, 2003, (y) August 11, 2004 and (z) December 2005, and adjusted pursuant to the Partial Redemption Agreement, dated as of June 1, 2007, by and between the Partnership, LXP and CLPF-LXP/LV, L.P., a Delaware limited partnership, (ii) all of the membership interests in LXP GP, LLC, a Delaware limited liability company and the managing general partner of the Partnership (“LXP GP”) (all of the membership interests in LXP GP hereafter referred to as the “LXP GP Interests”), and (iii) certain limited partnership interests in Lexington Malvern L.P., a Delaware limited partnership (“Malvern”) (all of the limited liability interests in Malvern owned by LXP are hereafter referred to as the “Malvern Interests,” together with the LP Interests, the “Interests”);

WHEREAS, LXP desires to contribute all of its right, title and interest in the Interests to the MLP in exchange for units of limited partnership interests in the MLP (the “Contribution”) in accordance with the provisions of that certain Second Amended and Restated Agreement of Limited Partnership of the MLP, dated December 31, 2006 (the “Partnership Agreement”);

WHEREAS, immediately after the Contribution, the MLP will own the Interests; and

WHEREAS, LXP GP, CLPF-LXP/LV, L.P., a Delaware limited partnership, and CLPF-LXP/LION VENTURE GP, LLC, a Delaware limited liability company, constituting the other partners in the Partnership, have consented to the Contribution.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements hereinafter contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Contribution. On and effective as of the date hereof, subject to the terms and conditions of this Agreement, LXP hereby contributes, and the MLP hereby accepts, the Interests free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever, other than the terms, covenants and provisions of this Agreement.

2.         Consideration. As consideration for the Contribution, the MLP hereby issues, in accordance with Section 4.2.B(2) of the Partnership Agreement, 4,103,146 units of limited partnership interests in the MLP to LXP, which units are issued based on an Agreed Value (as defined in the Partnership Agreement) of $85,823,445.70.

3.	Representations and Warranties of LXP.

(a)       Organization and Authority. LXP is duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite trust or other power and authority to execute, deliver and perform this Agreement and to consummate the transaction contemplated hereby. LXP has duly taken all action necessary to authorize the execution, delivery and performance of this Agreement.

(b)       No Conflict. Neither the execution of this Agreement nor the consummation by LXP of the transaction contemplated hereby will contravene the declaration of trust, bylaws or other formation documents of LXP or will constitute a violation of or a default under, or conflict with or require a consent under, any contract, commitment, agreement, understanding, arrangement, restriction, law, statute, rule, regulation, judgment, order, injunction, suit, action or proceeding of any kind to which LXP is a party or by which LXP or any of its assets is bound.

(c)       Valid Agreement. This Agreement has been duly executed and delivered by LXP and (assuming it is a legal, valid and binding obligation of the MLP), is the legal, valid and binding obligation of LXP, enforceable against LXP in accordance with its terms, except as such enforcement may be limited by any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights and remedies generally and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

(d)       Title to Interests. LXP represents and warrants to the MLP that LXP has good and marketable title to the Interests, is the record and beneficial owner of the Interests and has the right to transfer the Interests. Upon the Contribution, the Interests are, and will be, free and clear of any encumbrances and liens.

4.	Representations and Warranties of the MLP.

(a)       Organization and Authority. The MLP is duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite partnership or other power and authority to execute, deliver and perform this

Agreement and to consummate the transaction contemplated hereby. The MLP has duly taken all action necessary to authorize the execution, delivery and performance of this Agreement.

(b)       No Conflict. Neither the execution of this Agreement nor the consummation by the MLP of the transaction contemplated hereby will contravene the certificate of limited partnership, partnership agreement or other formation documents of the MLP or will constitute a violation of or a default under, or conflict with or require a consent under, any contract, commitment, agreement, understanding, arrangement, restriction, law, statute, rule, regulation, judgment, order, injunction, suit, action or proceeding of any kind to which the MLP is a party or by which the MLP or any of its assets is bound.

(c)       Valid Agreement. This Agreement has been duly executed and delivered by the MLP and (assuming it is a legal, valid and binding obligation of LXP), is the legal, valid and binding obligation of the MLP, enforceable against the MLP in accordance with its terms, except as such enforcement may be limited by any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights and remedies generally and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

5.	Miscellaneous.

(a)       Further Actions. Each party shall execute and deliver such certificates and other documents and take such other actions as may reasonably be requested by the other parties in order to consummate or implement the transactions contemplated by this Agreement.

(b)       Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, but shall not be assignable, by operation of law or otherwise, by any party without the prior written consent of the other party.

(c)       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written above. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

(d)       Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles of such State.

[Signature Page Follows]

THIS AGREEMENT has been signed by each of the parties hereto as of the date first set forth above.

LEXINGTON REALTY TRUST

By:/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Senior Vice President

THE LEXINGTON MASTER LIMITED PARTNERSHIP

By: Lex GP-1 Trust, its general partner

By:/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Senior Vice President